                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 24, 2001
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                     31-4156620
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      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)



                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

           Exhibits

           99.1 Cooper Industries, Inc. (the "Company") "Sales Trends" to be posted on the Company's website.


Item 9.    Regulation FD Disclosure.

Posting of Quarterly Sales Trends

On January 24, 2001, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COOPER INDUSTRIES, INC.
                                                 (Registrant)



Date:    January 24, 2001                        /s/ D. BRADLEY McWILLIAMS
                                               --------------------------------
                                                 D. Bradley McWilliams
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.
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99.1     Company "Sales Trends" to be posted on the Company's website.